LOANS (excluding covered loans)	12 Months Ended
Dec. 31, 2011
Loans, Excluding Covered Loans [Abstract]
LOANS (excluding covered loans)
Loans (Excluding Covered Loans)

Commercial loans are made to all types of businesses for a variety of purposes. First Financial works with businesses to meet their shorter term working capital needs while also providing long-term financing for their business plans. Credit risk is managed through standardized loan policies, established and authorized credit limits, centralized portfolio management and the diversification of market area and industries. The overall strength of the borrower is evaluated through the credit underwriting process and includes a variety of analytical activities including the review of historical and projected cash flows, historical financial performance, financial strength of the principals and guarantors, and collateral values, where applicable.  Additionally, First Financial offers lease and equipment financing to small and mid-size companies in various industries with significant diversity in the types of underlying equipment.

First Financial's commercial lending activities also include equipment and leasehold improvement financing for franchisees, principally quick service and casual dining restaurants. The underwriting of these loans incorporates basic credit proficiencies combined with knowledge of select franchise concepts to measure the creditworthiness of proposed multi-unit borrowers. The focus is on a limited number of concepts that have sound economics, low closure rates, and brand awareness within specified local, regional, or national markets. Loan terms for equipment are generally up to 84 months fully amortizing and up to 180 months on real estate.

Commercial real estate loans are secured by a mortgage lien on the real property. The credit underwriting for both owner-occupied and investor income producing real estate loans includes detailed market analysis, historical and projected cash flow analysis, appropriate equity margins, assessment of lessees and lessors, type of real estate and other analysis. Risk of loss is managed by adherence to standard loan policies that establish certain levels of performance prior to the extension of a loan to the borrower. Market diversification within First Financial’s service area, as well as a diversification by industry, are other means by which the risk of loss is managed by First Financial.

The majority of residential real estate loans originated by the Bank conform to secondary market underwriting standards and are sold within a short timeframe to unaffiliated third parties, including the future servicing rights to the loans. The credit underwriting standards for these loans require a certain level of documentation, verifications, valuation, and overall credit performance of the borrower.

Consumer loans are primarily loans made to individuals. Types of consumer loans include new and used vehicle loans, second mortgages on residential real estate, and unsecured loans. Risk elements in the consumer loan portfolio are primarily focused on the borrower’s cash flow and credit history, key indicators of the borrower's ability to repay. A certain level of security is provided through liens on automobile titles and second mortgage liens, where applicable. Home equity lines of credit consist mainly of revolving lines of credit secured by residential real estate. Home equity lines of credit are generally governed by the same lending policies and subject to the same credit risk as described previously for residential real estate loans. Economic conditions that affect consumers in First Financial’s markets have a direct impact on the credit quality of these loans. Higher levels of unemployment, lower levels of income growth and weaker economic growth are factors that may adversely impact consumer loan credit quality.

Delinquency. Loans are considered past due or delinquent when the contractual principal or interest due in accordance with the terms of the loan agreement or any portion thereof remains unpaid after the due date of the scheduled payment.

Loan delinquency, including nonaccrual loans, was as follows:

	As of December 31, 2011
(Dollars in thousands)	30 – 59 Days past due	60 – 89 Days past due	> 90 days past due	Total past due	Current	Total	> 90 days past due and still accruing
Loans
Commercial	$2,964	$96	$7,473	$10,533	$846,448	$856,981	$0
Real estate - construction	47	0	17,004	17,051	97,923	114,974	0
Real estate - commercial	4,940	2,102	16,654	23,696	1,209,371	1,233,067	0
Real estate - residential	8,602	236	7,012	15,850	272,130	287,980	0
Installment	437	53	355	845	66,698	67,543	0
Home equity	1,304	246	1,637	3,187	355,773	358,960	0
Other	495	231	191	917	48,025	48,942	191
Total	$18,789	$2,964	$50,326	$72,079	$2,896,368	$2,968,447	$191

	As of December 31, 2010
(Dollars in thousands)	30 - 59 days past due	60 - 89 days past due	> 90 days past due	Total past due	Current	Total	> 90 days past due and still accruing
Loans
Commercial	$2,241	$1,573	$11,684	$15,498	$784,755	$800,253	$0
Real estate - construction	1,754	3,782	8,973	14,509	149,034	163,543	0
Real estate - commercial	3,202	3,979	16,435	23,616	1,116,315	1,139,931	0
Real estate - residential	7,671	1,930	5,127	14,728	254,445	269,173	0
Installment	456	48	120	624	69,087	69,711	0
Home equity	1,260	392	2,166	3,818	337,492	341,310	0
Other	366	176	370	912	31,260	32,172	370
Total	$16,950	$11,880	$44,875	$73,705	$2,742,388	$2,816,093	$370

Nonaccrual. Loans are classified as nonaccrual when, in the opinion of management, collection of principal or interest is doubtful or when principal or interest payments are 90 days or more past due. Generally, loans are placed on nonaccrual status due to the continued failure to adhere to contractual payment terms by the borrower coupled with other pertinent factors, such as, insufficient collateral value. The accrual of interest income is discontinued and previously accrued, but unpaid interest is reversed when a loan is placed in nonaccrual status. Any payments received while a loan is on nonaccrual status are applied as a reduction to the carrying value of the loan. A loan may be placed back on accrual status if all contractual payments have been received and collection of future principal and interest payments is no longer doubtful.

Troubled Debt Restructurings. A loan modification is considered a TDR when two conditions are met: 1) the borrower is experiencing financial difficulty and 2) concessions are made by the Company that would not otherwise be considered for a borrower with similar credit characteristics. The most common types of modifications include interest rate reductions, maturity extensions, and modifications to principal amortization including interest only structures. Modified terms are dependent upon the financial position and needs of the individual borrower. If the modification agreement is violated, the loan is handled by the Company’s credit administration group for resolution, which may result in foreclosure in the case of real estate.

TDRs are generally classified as nonaccrual for a minimum period of six months and may qualify for return to accrual status once they have demonstrated performance with the restructured terms of the loan agreement.

First Financial had 78 TDRs totaling $22.1 million at December 31, 2011, including $4.0 million of loans on accrual status and $18.1 million of loans classified as nonaccrual. First Financial has no commitments outstanding to lend additional funds to borrowers whose loan terms have been modified in TDRs. At December 31, 2011, the allowance for loan and lease losses included reserves of $4.3 million related to TDRs. For the year ended December 31, 2011, First Financial charged off $3.0 million for the portion of TDRs determined to be uncollectible.

At December 31, 2011, approximately $1.3 million of the accruing TDRs have been performing in accordance with the restructured terms for more than one year.

The following table provides information on TDRs during 2011.

	Year Ended December 31,
	2011
	Total TDRs
(Dollars in thousands)	Number of Loans	Pre-Modification Loan Balance	Period End Balance
Commercial	4	$2,675	$2,673
Real estate - construction	1	1,193	1,193
Real estate - commercial	9	3,251	3,150
Real estate - residential	16	1,790	1,811
Installment	2	114	114
Home equity	1	101	101
Total	33	$9,124	$9,042

The following table provides information on how TDRs were modified during 2011.

Year Ended December 31,
(Dollars in thousands)	2011 (2)
Extended Maturities	$3,539
Adjusted Interest Rates	338
Combination of Rate and Maturity Changes	1,487
Forbearance	3,563
Other (1)	115
Total	$9,042
 __________________________________________
(1) Other includes covenant modifications and other concessions or combination of concessions that do not consist of interest rate adjustments, forbearance, and maturity extensions.
(2) Balances are as of period end.

First Financial considers repayment performance as an indication of the effectiveness of the Company's loan modifications. First Financial considers a borrower that is 90 days or more past due on any principal or interest payments for a TDR, or who prematurely terminates a restructured loan agreement without paying off the contractual principal balance (for example, in a deed-in-lieu arrangement), to be in payment default of the terms of the TDR agreement.

The following tables provide information on TDRs for which there was a payment default during the period that occurred within twelve months of the loan modification.

	Year Ended December 31,
	2011
(Dollars in thousands)	Number of Loans	Period End Balance
Commercial	0	$0
Real estate - construction	1	6,229
Real estate - commercial	3	2,274
Real estate - residential	2	255
Installment	0	0
Home equity	0	0
Total	6	$8,758

Impaired Loans. Loans placed in nonaccrual status and TDRs are considered impaired. The following table provides information on nonaccrual, TDRs, and impaired loans as of December 31:

(Dollars in thousands)	2011	2010	2009
Principal balance
Nonaccrual loans
Commercial	$7,809	$13,729	$13,798
Real estate-construction	10,005	12,921	35,604
Real estate-commercial	28,349	28,342	15,320
Real estate-residential	5,692	4,607	3,993
Installment	371	150	618
Home equity	2,073	2,553	2,324
Nonaccrual loans	54,299	62,302	71,657
Troubled debt restructurings
Accruing	4,009	3,508	679
Nonaccrual	18,071	14,105	5,446
Total troubled debt restructurings	22,080	17,613	6,125
Total impaired loans	$76,379	$79,915	$77,782

Interest income effect
Gross amount of interest that would have been recorded under original terms	$5,500	$5,462	$4,576
Interest included in income
Nonaccrual loans	468	1,772	$2,384
Troubled debt restructurings	299	521	$35
Total interest included in income	767	2,293	$2,419
Net impact on interest income	$4,733	$3,169	$2,157

Commitments outstanding to borrowers with nonaccrual loans	$0	$77	$4

First Financial individually reviews all impaired commercial loan relationships greater than $250,000, as well as consumer loan troubled debt restructurings greater than $100,000, to determine if a specific allowance based on the borrower’s overall financial condition, resources and payment record, support from guarantors, and the realizable value of any collateral is necessary. Specific allowances are based on discounted cash flows using the loan's initial effective interest rate or the fair value of the collateral for certain collateral dependent loans.

First Financial's investment in impaired loans was as follows:

	As of December 31, 2011
(Dollars in thousands)	Current Balance	Contractual Principal Balance	Related Allowance	Average Current Balance	YTD Interest Income Recognized
Loans with no related allowance recorded
Commercial	$6,351	$8,387	$0	$7,337	$62
Real estate - construction	6,289	11,129	0	5,657	2
Real estate - commercial	14,999	22,718	0	18,306	249
Real estate - residential	8,639	9,580	0	6,848	66
Installment	485	526	0	356	5
Home equity	2,073	2,206	0	2,337	10

Loans with an allowance recorded
Commercial	4,131	4,267	3,205	3,683	15
Real estate - construction	11,098	13,905	2,578	13,731	92
Real estate - commercial	19,521	26,357	6,441	15,484	225
Real estate - residential	2,692	2,705	313	3,630	37
Installment	0	0	0	15	1
Home equity	101	101	2	81	3

Total
Commercial	10,482	12,654	3,205	11,020	77
Real estate - construction	17,387	25,034	2,578	19,388	94
Real estate - commercial	34,520	49,075	6,441	33,790	474
Real estate - residential	11,331	12,285	313	10,478	103
Installment	485	526	0	371	6
Home equity	2,174	2,307	2	2,418	13
Total	$76,379	$101,881	$12,539	$77,465	$767

	As of December 31, 2010
(Dollars in thousands)	Current Balance	Contractual Principal Balance	Related Allowance	Average Current Balance	Interest Income Recognized
Loans with no related allowance recorded
Commercial	$9,375	$12,008	$0	$7,432	$228
Real estate - construction	4,925	8,458	0	9,935	98
Real estate - commercial	17,431	21,660	0	14,113	804
Real estate - residential	5,854	6,447	0	6,611	84
Installment	150	179	0	336	6
Home equity	2,553	3,345	0	2,188	74

Loans with an allowance recorded
Commercial	4,354	6,090	2,017	10,423	77
Real estate - construction	14,407	18,261	3,716	11,063	378
Real estate - commercial	16,693	19,799	4,347	13,391	392
Real estate - residential	4,173	4,264	336	2,727	152

Total
Commercial	13,729	18,098	2,017	17,855	305
Real estate - construction	19,332	26,719	3,716	20,998	476
Real estate - commercial	34,124	41,459	4,347	27,504	1,196
Real estate - residential	10,027	10,711	336	9,338	236
Installment	150	179	0	336	6
Home equity	2,553	3,345	0	2,188	74
Total	$79,915	$100,511	$10,416	$78,219	$2,293

Credit Quality. To facilitate the monitoring of credit quality for commercial loans, and for purposes of determining an appropriate allowance for loan and lease losses, First Financial utilizes the following categories of credit grades:

Pass - Higher quality loans that do not fit any of the other categories described below.

Special Mention - First Financial assigns a Special Mention rating to loans and leases with potential weaknesses that deserve management's close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or lease or in First Financial's credit position at some future date.

Substandard - First Financial assigns a substandard rating to loans or leases that are inadequately protected by the current sound financial worth and paying capacity of the borrower or of the collateral pledged, if any. Substandard loans and leases have well-defined weaknesses that jeopardize repayment of the debt. Substandard loans and leases are characterized by the distinct possibility that the Company will sustain some loss if the deficiencies are not addressed.

Doubtful - First Financial assigns a doubtful rating to loans and leases with all the attributes of a substandard rating with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions, and values, highly questionable and improbable. The possibility of loss is extremely high, but because of certain important and reasonably specific pending factors that may work to the advantage and strengthening of the credit quality of the loan or lease, its classification as an estimated loss is deferred until its more exact status may be determined. Pending factors include proposed merger, acquisition, or liquidation procedures, capital injection, perfecting liens on additional collateral and refinancing plans.

The credit grades described above, which are derived from standard regulatory rating definitions, are assigned upon initial approval of credit to borrowers and updated periodically thereafter.

First Financial considers repayment performance as the best indicator of credit quality for consumer loans. Consumer loans that have principal and interest payments that are past due by ninety days or more are generally classified as nonperforming. Additionally, consumer loans that have been modified in a troubled debt restructuring are classified as nonperforming unless such loans have a sustained repayment performance of six months or greater and are reasonably assured of repayment in accordance with the restructured terms. All other consumer loans and leases are classified as performing.

Commercial and consumer credit exposure by risk attribute was as follows:

	As of December 31, 2011
		Real Estate
(Dollars in thousands)	Commercial	Construction	Commercial	Total
Pass	$799,471	$89,072	$1,110,718	$1,999,261
Special Mention	37,547	1,751	28,994	68,292
Substandard	19,435	24,151	93,355	136,941
Doubtful	528	0	0	528
Total	$856,981	$114,974	$1,233,067	$2,205,022

	Real Estate Residential	Installment	Home Equity	Other	Total
Performing	$279,958	$67,136	$356,887	$48,942	$752,923
Nonperforming	8,022	407	2,073	0	10,502
Total	$287,980	$67,543	$358,960	$48,942	$763,425

	As of December 31, 2010
		Real Estate
(Dollars in thousands)	Commercial	Construction	Commercial	Total
Pass	$731,932	$115,988	$979,023	$1,826,943
Special Mention	36,453	4,829	63,618	104,900
Substandard	31,557	42,726	97,290	171,573
Doubtful	311	0	0	311
Total	$800,253	$163,543	$1,139,931	$2,103,727

	Real Estate Residential	Installment	Home Equity	Other	Total
Performing	$262,654	$69,561	$338,757	$32,172	$703,144
Nonperforming	6,519	150	2,553	0	9,222
Total	$269,173	$69,711	$341,310	$32,172	$712,366

OREO. OREO is comprised of properties acquired by the Company through the loan foreclosure or repossession process, or other resolution activities that result in partial or total satisfaction of problem loans. The acquired properties are recorded at the lower of cost, or fair value less estimated costs of disposal (net realizable value), upon acquisition. Losses arising at the time of acquisition of such properties are charged against the allowance for loan and lease losses. Subsequent write-downs in the carrying value of OREO properties are expensed as incurred. Improvements to the properties may be capitalized if the improvements contribute to the overall value of the property, but may not be capitalized in excess of the net realizable value of the property.

Changes in OREO were as follows:

	Years Ended December 31,
(Dollars in thousands)	2011	2010	2009
Balance at beginning of year	$17,907	$4,145	$4,028
Additions
Commercial	1,328	17,520	3,074
Residential	2,904	1,130	3,062
Total additions	4,232	18,650	6,136
Disposals
Commercial	3,916	2,315	3,237
Residential	2,536	1,674	2,428
Total disposals	6,452	3,989	5,665
Write-downs
Commercial	4,042	727	55
Residential	328	172	299
Total write-downs	4,370	899	354
Balance at end of year	$11,317	$17,907	$4,145